                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )     Preliminary Proxy Statement           ( ) Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))



(X)     Definitive Proxy Statement


( )     Definitive Additional Materials

( )     Soliciting Material Under Rule 14a-12

--------------------------------------------------------------------------------

                       ING VP EMERGING MARKETS FUND, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)     No fee required.

( )     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)     Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

--------------------------------------------------------------------------------
(4)     Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)     Total fee paid:

--------------------------------------------------------------------------------
( )     Fee paid previously with preliminary materials:

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

--------------------------------------------------------------------------------
(2)     Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)     Filing Party:

--------------------------------------------------------------------------------
(4)     Date Filed:

                       ING VP EMERGING MARKETS FUND, INC.



                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180



                                  March 16, 2005


Dear Variable Contract Owner/Plan Participant:

      On behalf of the Board of Directors of ING VP Emerging Markets Fund, Inc. (the "Fund"), we are pleased to invite you to a special meeting of shareholders ("Special Meeting") of the Fund to be held at 10:00 a.m., Local time, on April 19, 2005 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Fund and to you as a shareholder.


      At the Special Meeting, shareholders of the Fund will be asked to (1) approve a new sub-advisory agreement between ING Investments, LLC ("ING Investments"), the Fund's investment adviser, and J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), the Fund's proposed new sub-adviser; (2) approve a change in the Fund's investment objective from a fundamental investment objective of "long-term growth of capital" to a non-fundamental investment objective of "capital appreciation;" and (3) approve a "Manager-of-Managers" arrangement for the Fund to permit ING Investments, in its capacity as the Fund's investment adviser, subject to prior approval by the Board of Directors of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders. If Proposal One is approved, J.P. Morgan would begin serving as the new sub-adviser to the Fund on April 29, 2005.


      All three Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Directors has concluded that the Proposals are in the best interests of the Fund and its shareholders and unanimously recommend that you vote "FOR" the Proposals.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN APRIL 19, 2005.

      We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                       Sincerely,


                                       /s/ James M. Hennessy
                                       ---------------------
                                       James M. Hennessy
                                       President and Chief
                                       Executive Officer

                       ING VP EMERGING MARKETS FUND, INC.



                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       OF ING EMERGING MARKETS FUND, INC.
                          SCHEDULED FOR APRIL 19, 2005

To the Variable Contract Owners/Participants:

      NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of ING VP Emerging Markets Fund, Inc. (the "Fund") is scheduled for April 19, 2005, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      At the Special Meeting, you will be asked to consider and approve the following proposals:


      (1) To approve a new sub-advisory agreement for the Fund between ING Investments, LLC ("ING Investments"), the Fund's investment adviser, and J.P. Morgan Investment Management Inc. ("J.P. Morgan") under which J.P. Morgan would become the sub-adviser to the Fund, with no change in the investment adviser or the overall management fee paid by the Fund to ING Investments;


      (2) To approve a change in the Fund's fundamental investment objective of "long term growth of capital" to a non-fundamental investment objective of "capital appreciation;" and

      (3) To approve a "Manager-of-Managers" arrangement for the Fund to permit ING Investments, in its capacity as the Fund's investment adviser, subject to prior approval by the Board of Directors of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.

      Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting.


      Shareholders of record as of the close of business on January 20, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, BUT IN NO EVENT LATER THAN APRIL 19, 2005, THE ENCLOSED VOTING INSTRUCTION CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by (i) executing and submitting a new voting instruction card bearing a later date, (ii) giving written notice of revocation to the Fund, or (iii) voting in person at the Special Meeting.

                                       By Order of the Board of Directors,


                                       /s/ Huey P. Falgout, Jr.
                                       ------------------------
                                       Huey P. Falgout, Jr.
                                       Secretary



Dated: March 16, 2005

                                 PROXY STATEMENT


                       ING VP EMERGING MARKETS FUND, INC.


                                 MARCH 16, 2005


                            TOLL FREE: (800) 992-0180
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034

                         SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR APRIL 19, 2005

                      (This page intentionally left blank)

WHO IS ASKING FOR MY VOTE?


      The Board of Directors ("Board" or "Board of Directors") of ING VP Emerging Markets Fund, Inc. (the "Fund") is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Voting Instruction Card on or about March 16, 2005 to you and all other shareholders or record and contract holders who have a beneficial interest in the Fund as of the close of business on January 20, 2005. The Board is soliciting your vote for a special meeting of shareholders ("Special Meeting") of the Fund.


WHO IS ELIGIBLE TO VOTE?


      The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Voting Instruction Card on or about March 16, 2005 to all shareholders of record who are eligible to vote, to contract holders who are eligible to instruct the Insurance Company through which they hold an interest in the Fund as to how to vote those shares, or to plan sponsors or plan participants eligible to vote or instruct the plan in how to vote shares. Shares of the Fund have been purchased by you through your qualified retirement plan or, at your direction by your Insurance Company, through its separate accounts ("Separate Accounts") to serve as an investment option under your variable contract or, if you are qualified plan participant, through your qualified plan. Shareholders of record or contract holders holding an investment in shares of the Fund as of the close of business on January 20, 2005 ("Record Date") are eligible to vote or instruct their Insurance Company how to vote their shares. As of the Record Date, there were 3,007,637.711 shares of the Fund issued and outstanding.



      To the best of the Fund's knowledge, as of January 20, 2005, no person owned beneficially more than 5% of the Fund.


      To the best of the Fund's knowledge, as of January 20, 2005, no Director or officer of the Fund owned beneficially more than 1% of the Fund's outstanding shares.

WHY IS THE SPECIAL MEETING BEING HELD?

      The Special Meeting is being held for the following purposes:

      1. To approve a new sub-advisory agreement ("Proposed Sub-Advisory Agreement") for the Fund between ING Investments, LLC ("ING Investments" or "Adviser"), the Fund's investment adviser, and J.P. Morgan Investment Management, Inc. ("J.P. Morgan" or "Proposed Sub-Adviser") with no change in the Adviser or the overall management fee paid by the Fund;

      2. To approve a change in the Fund's fundamental investment objective of "long-term growth of capital" to a non-fundamental investment objective of "capital appreciation;"

      3. To approve a "Manager-of-Managers" arrangement for the Fund to permit ING Investments, in its capacity as the Fund's investment adviser, subject to approval by the Board of Directors of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders; and

      4. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

WHY DID YOU SEND ME THIS BOOKLET?

      This booklet is a Proxy Statement. It provides you with information you should review before voting on the Proposals listed above and in the Notice of Special Meeting for the Fund. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and one Voting Instruction Card -- because you have the right to vote on these important Proposals concerning your investment in the Fund.

      The word "you" is used in this Proxy Statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan. Shares of the Fund are available as investment options in the variable annuity contract or variable life insurance contract issued by an Insurance Company ("Variable Contracts") to individuals, as well as sponsors of group pension and retirement plans. Shares of the Fund are also offered directly to the trustees and custodians of certain qualified retirement plans ("Qualified Plans"). Accordingly, the record owners of the Fund's shares are, in most cases, the true "shareholders" of the Fund. Variable annuity and/or variable life contract holders ("Variable Contract Holders"), however, generally have the right to instruct the Insurance Company through which they hold an interest on how to vote their interests regarding the Proposals set forth in this Proxy Statement. For certain Qualified Plans, plan participants may provide instructions in how to vote shares. Therefore, references to "you" or "shareholders" throughout the proxy materials generally include shareholders of record, plan participants and Variable Contract Holders.


HOW DO I VOTE?


      Variable Contract Holders can instruct their Insurance Company through which they hold beneficial interest in the Fund as to how to vote by completing, signing and returning the enclosed Voting Instruction Card promptly in the enclosed envelope, or by attending the meeting in person and voting. Joint owners should each sign the Voting Instruction Card. In addition to solicitation by mail, certain officers and representatives of the Fund or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit Voting Instruction Cards by telephone, telegram, facsimile, or oral communication.


      Shares of the Fund are sold to Separate Accounts and are used to fund Variable Contracts. Variable Contract Holders who select the Fund for investment through a Variable Contract have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. The Insurance Company that uses a the Fund as a funding vehicle, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders. Therefore, an Insurance Company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder. In the event that any Variable Contract Holder fails to provide voting instructions, with respect to Separate Accounts registered with the Securities and Exchange Commission ("SEC"), the Insurance Company will vote the shares attributable to those Variable Contract Holders for, against or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account. With respect to Fund shares held by unregistered Separate Accounts, the Insurance Company generally will only vote those Separate Account shares for which it receives instructions.



      Variable Contract Holders permitted to give instructions to the Fund and the number of shares for which such instructions may be given for purposes of voting at the Annual Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Holders.



      Shares of the Fund are also sold directly to the trustees and custodians of certain Qualified Plans. The trustee or custodian for the Qualified Plan that includes a Fund as a funding vehicle, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to the Qualified Plan and in some cases their plan participants who have an interest in the Fund. With respect to Fund shares held by trustees or custodians of Qualified Plans, the trustee or custodian generally will only vote those shares for which it actually receives instructions.



      Qualified Plans, and in some cases their participants, are permitted to give instructions to the Fund and the number of shares for which instructions may be given for purposes of voting at the Annual Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees/custodians will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.

      If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instruction Card originally sent with the Proxy Statement or attend in person. All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, Insurance Companies, trustees/custodians, Qualified Plans or participants are described as voting for purposes of this Proxy Statement. Should shareholders require additional information regarding the proxy materials or require a replacement Voting Instruction Card, they may contact Shareholder Services toll-free at 1-800-992-0180. As explained below, any voting instruction given by a shareholder is revocable until the relevant proxy is voted at the Annual Meeting.


WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?


      The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, and is scheduled for April 19, 2005 at 10:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180 to ensure that sufficient accommodations are prepared.


HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUND?


      Copies of the Fund's Semi-Annual Report for the period ended June 30, 2004 have previously been mailed to shareholders. The Fund's Annual Report for the fiscal year ended December 31, 2004 will be mailed to shareholders on or about February 22, 2005.


      You can obtain copies of the Annual and Semi-Annual Reports of the Fund upon request, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 992-0180. This Proxy Statement should be read in conjunction with the Annual or Semi-Annual Reports.

      Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. Shareholder Services is open Monday through Friday from 9:00 a.m. - 7:00 p.m. Eastern time.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

      The Board recommends that shareholders vote "FOR" each of the Proposals described in this Proxy Statement.

                                  PROPOSAL ONE

                 APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

WHAT IS PROPOSAL ONE?

      The Fund and the Adviser wish to retain the services of J.P. Morgan as a new sub-adviser to the Fund. J.P. Morgan would serve the Fund under the proposed sub-advisory agreement between ING Investments and J.P. Morgan ("Proposed Sub-Advisory Agreement"), a copy of which is included as APPENDIX A. The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to APPENDIX A.


      If approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on April 29, 2005 and will remain in full force and effect, unless otherwise terminated, through November 30, 2006.


WHO IS THE ADVISER?

      ING Investments, whose principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is an Arizona limited liability company, which serves as the investment adviser to the Fund. See APPENDIX B for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments. ING Investments is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser. ING Investments is an indirect wholly owned subsidiary of ING Groep N.V. ("ING Groep"). ING Groep, which is located at Strawinskylaan 2631, 1077 ZZ Amsterdam P.O. Box 810, 1000 AV Amsterdam, the Netherlands, is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. As of December 31, 2004, ING Investments managed over $35 billion in assets.


      The investment management agreement between the Trust and ING Investments, dated September 1, 2000 ("Investment Management Agreement"), was last approved by shareholders on July 21, 2000 (as a result of a change in control of the Adviser, which caused the prior investment management agreement to automatically terminate) and by the Board on September 2, 2004. The Fund paid $197,763 in advisory fees to ING Investments for the fiscal year ended December 31, 2004.


WHO IS THE CURRENT SUB-ADVISER?

      ING Investment Management Advisors B.V., a Netherlands corporation, serves as the current sub-adviser to the Fund ("IIMA" or "Current Sub-Adviser"). It has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. Organized in 1896, IIMA is registered as an investment adviser with the SEC since 1991. It is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. The sub-advisory agreement between ING Investments and IIMA, dated December 5, 2002, was last approved by shareholders on December 5, 2002 and by the Board on September 2, 2004. ING Investments paid $89,575 in sub-advisory fees to IIMA for its services to the Fund for the fiscal year ended October 31, 2004.


WHO IS THE PROPOSED SUB-ADVISER?


      J.P. Morgan is an investment adviser to registered investment companies and provides discretionary investment services to institutional clients. J.P. Morgan's principal offices currently are located at 522 Fifth Avenue, New York, New York 10036.



      J.P. Morgan is a indirect, wholly owned subsidiary of J.P. Morgan chase & Co., a bank holding company, located at 270 Park Avenue, New York, NY 10017. J.P. Morgan's services, across U.S., non-U.S. and global investment management products, range from traditional cash management, equity, fixed income and asset allocation to alternative asset classes, such as private equity and real estate. As of December 31, 2004, J.P. Morgan and its affiliates had approximately $791 billion in assets under management.



      See APPENDIX B for a listing of the names, addresses, and the principal occupations of the principal executive officers of J.P. Morgan. As of January 8, 2005, no Director or officer of the Fund was an officer, trustee, employee, general partner or shareholder of J.P. Morgan.


      APPENDIX C sets forth the name of other investment companies with investment objectives and strategies similar to those proposed to be adopted for the Fund, for which J.P. Morgan acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of each investment company as of December 31, 2004.

HOW WILL THE PROPOSAL, IF APPROVED, AFFECT THE MANAGEMENT OF THE FUND?


      As discussed above, the day-to-day management of the Fund's portfolio is currently provided by the Current Sub-adviser, IIMA. If the Proposed Sub-Advisory Agreement is approved, the Adviser would terminate the sub-advisory relationship with IIMA and engage the services of J.P. Morgan as sub-adviser to the Fund, and J.P. Morgan would provide day-to-day management of the Fund's portfolio. ING Investments would be responsible for monitoring the investment program and performance of J.P. Morgan.


      If Proposal One is approved and J.P. Morgan is appointed as Sub-Adviser, the Fund would be managed by a team of portfolio management professionals led by Austin Forey, Managing Director, and Richard Schmidt, Vice President. The backgrounds of each of these investment professionals are set out below.

      - AUSTIN FOREY, Managing Director, is a portfolio manager responsible for Global Emerging Markets portfolios based in London. An employee of J.P. Morgan since 1988, Mr. Forey has been the portfolio manager responsible for Global Emerging Markets portfolios since 1994. Prior to this he worked in the UK market, where he was deputy head of UK research. Before this, Mr. Forey served as research analyst covering engineering, and subsequently all financial sectors, including property. His other responsibilities included co-management of a mid cap investment trust, and two specialist unit trusts. Mr. Forey obtained a B.A. and a Ph.D. in modern languages from Cambridge University.

      - RICHARD SCHMIDT, CFA, is a portfolio manager responsible for Global Emerging Markets portfolios based in New York. He was previously based in London and before that was located in Hong Kong, working in emerging market equities since 1986. An employee since 1991 in Hong Kong, Mr. Schmidt specialized in the management of regional Asian equity portfolios, having previously been responsible for South East Asian markets at Jardine Fleming Securities Limited. Before this, he served in a variety of roles at Winful Laing and Cruickshank (Credit Lyonnais Securities) and Bankers Trust. Mr. Schmidt obtained a B.S.F.S. in international law and diplomacy from Georgetown University.


HOW HAS THE PROPOSED SUB-ADVISER PERFORMED IN THE PAST MANAGING ACCOUNTS SIMILAR TO THE FUND?



      J.P. Morgan would manage the Fund in a style that is substantially similar to that in which it manages J.P. Morgan Fleming Emerging Markets Equity Fund ("J.P. Morgan Fund"),the Fund's retail counter and the JPMorgan Global Emerging Markets Equity Strategy ("GEM Strategy Composite"), a representative composite of all actual fee paying and non fee-paying, fully discretionary U.S. emerging markets accounts under management of one of the proposed portfolio managers, Austin Forey, for at least one month since inception in 1994. The tables below are designed to show how the J.P. Morgan Fund and the GEM Strategy Composite over various periods in the past. The J.P. Morgan Fund and each account in the GEM Strategy Composite has investment objectives, policies, strategies and risks that are substantially similar to the proposed investment objective, policies, strategies and risks of the Fund.



      The tables below show the returns for the Institutional Class shares of the J.P. Morgan Emerging Markets Fund and for the GEM Strategy Composite, in each case compared with the Morgan Stanley Capital International Emerging Markets Index ("MSCI EM Index") for the one-, three-, and five-year periods ending December 31, 2004, and on an annual basis as of December 31 of prior years. The returns of the J.P. Morgan Fund and the GEM Strategy Composite reflect deduction of investment advisory and/or account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the MSCI EM Index assume all dividends and distributions have been reinvested. THIS INFORMATION IS DESIGNED TO DEMONSTRATE THE HISTORICAL TRACK RECORD OF J.P. MORGAN. IT DOES NOT INDICATE HOW ING VP EMERGING MARKETS FUND, INC. HAS PERFORMED OR WILL PERFORM IN THE FUTURE. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.


                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2004)



                          J.P.MORGAN FUND      GEM STRATEGY             MSCI EM
                             (CLASS I)          COMPOSITE             INDEX (%)(1)
                             ---------          ---------             ------------
One Year                      37.33%             33.45%                 25.95%
Three Years                   23.62%             24.04%                 22.77%
Five Years                     4.80%              4.75%                  4.62%


                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                                 J.P.MORGAN FUND        GEM STRATEGY         MSCI EM
                                    (CLASS I)             COMPOSITE       INDEX (%)(1)
                                    ---------             ---------       ------------
2004                                  37.33%               35.45%            25.95%
2003                                  50.90%               51.04%            56.28%
2002                                  (8.84)%              (5.32)%           (6.00)%
2001                                  (4.12)%              (7.63)%           (2.37)%
2000                                 (30.23)%             (28.45)%          (30.61)%
1999                                  59.40%               73.02%            66.41%
1998                                 (30.33)%             (24.94)%          (25.34)%
1997                                  (7.71)%               2.16%           (18.24)%
1996                                   8.84%                6.46%             6.03%
1995*                                 (9.68)%              (9.39)%           (5.19)%


----------


(1) The MSCI EM Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.



*     Index returns are for the period beginning January 1,1995.



      The performance reflected in the composite has been calculated in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS"), the U.S. and Canadian version of the Global Investment Performance Standards ("GIPs"), which differ from the method used by the SEC.


      The net annual returns for the GEM Strategy Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, and reflect realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodian fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the GEM Strategy Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the Investment Company Act of 1940 (the "1940 Act") or Subchapter M of the Internal Revenue Code. Returns would have been lower if the GEM Strategy Composite had been subject to these expenses and regulations. The aggregate returns of the accounts reflected in the GEM Strategy Composite may not reflect the returns of any particular account of J.P. Morgan.

WILL THERE BE ANY CHANGES TO THE INVESTMENT STRATEGY OF THE FUND?

      Yes. Under its current strategy, the Fund normally invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. The Fund would continue this strategy under the management of J.P. Morgan, but the manner in which investments are selected for the Fund would change, as discussed below. You should also note that the J.P. Morgan has requested a change in investment objective for the Fund if it is selected as investment adviser, a strategy change that requires shareholder approval apart from the approval of the proposed sub-advisory arrangements. The change in investment objective is discussed under Proposal Two.

HOW THE FUND IS CURRENTLY MANAGED

      Under the management of the Current Sub-Adviser, the Fund may invest up to 20% of its assets in securities of U.S. and other developed market issuers, including investment-grade debt securities of U.S. issuers. Under normal conditions, the Fund invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in small- and mid-sized companies.

      In selecting securities located in emerging market countries, the Current Sub-Adviser uses a bottom-up fundamental analysis to identify companies that it believes have good earnings growth prospects and that can be bought at a price which seems reasonable. To help in this process, the Current Sub-Adviser scores the emerging markets stocks on a wide range of quantitative and qualitative measures, with particular attention paid to long-term and short-term earnings growth prospects and valuation measures. The Current Sub-Adviser seeks securities of emerging market issuers which are relatively liquid and covered by professional securities analysts.

      In selecting stocks in developed markets, the Current Sub-Adviser seeks the most attractive opportunities in such markets. For these securities, the Current Sub-Adviser uses a bottom-up analysis to choose companies that, in its view, offer good value relative to their peers in the same industry, sector or region. The Current Sub-Adviser also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors to estimate regional market risks. In conducting its fundamental analysis, the Current Sub-Adviser focuses on various matters, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and return on capital.


CHANGES TO THE FUND'S INVESTMENT STRATEGY IF J.P. MORGAN IS ENGAGED AS
SUB-ADVISER



      If Proposal One is approved, J.P. Morgan will manage the Fund's portfolio using a different investment strategy ("New Investment Strategy"). One proposed change is to change the Fund's primary investment objective from seeking long-term growth of capital to that of seeking capital appreciation. This change will require shareholder approval, and is discussed under Proposal Two.



      Under J.P. Morgan's management, there would be a change to the manner in which "emerging markets" securities are identified. The Current Sub-Adviser identifies, as emerging markets securities, the securities of issuers in countries that are generally considered to be emerging markets countries by the international financial community. Under the New Investment Strategy, J.P. Morgan would define emerging markets to include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe.



      Under the New Investment Strategy, equity securities in which the Fund would be permitted to invest would continue to include common stocks, preferred stocks, convertible securities and rights and warrants to buy common stocks. The Fund also would be able to invest in depositary receipts; privately placed securities; mortgage-related securities; dollar-rolls; high-quality, short-term money market instruments; and repurchase agreements. When capital markets in countries are either less developed or not easy to access, the Fund would be able to invest in them through investment in closed-end investment companies. In addition, while the Fund would continue to emphasize equity investment, it would be able to invest, to a lesser extent, in debt securities of emerging markets countries. These debt securities could include high yield securities which are below investment grade (junk bonds).



      Currently, the Fund does not invest in derivatives as a primary strategy. Under the New Investment Strategy, the Fund would be able to use derivatives as substitutes for securities in which the Fund can invest. The Fund also would be permitted to use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets and to hedge various investments and for risk management.



      The Current Sub-Adviser uses a value investment approach under which it employs bottom-up, fundamental analysis to select portfolio investments, coupled with a top-down analysis to identify themes or issues that, in the Sub-Adviser's view may affect the investment environment. Under J.P. Morgan's management, the Fund would select stocks based upon J.P. Morgan's stock selection process and its country weightings. More particularly, the Fund would overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Index, emphasizing securities ranked as undervalued, while underweighting or avoiding securities that appear overvalued. J.P. Morgan would seek to add value primarily through stock selection, and its decisions about country weightings would be secondary to decisions about individual stocks that make up the Fund. In making these decisions, J.P. Morgan would implement the recommendations of country specialists, who make their recommendations based on J.P. Morgan's stock ranking system. These country specialists would use their local expertise to identify, research and rank companies according to their expected performance, assessing them through a two-part analysis that considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications).


WHAT ARE THE KEY RISKS ASSOCIATED WITH THE NEW INVESTMENT STRATEGY?


      You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


      PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in small- and mid-sized smaller companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

      FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates, unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. Depositary receipts are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in emerging market countries.


      MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities are sensitive to changes in interest rates and changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in time of low or declining interest rates, the price of the mortgage-related security may fall.



      CONVERTIBLE AND DEBT SECURITIES -- the value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities. The Fund could also lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.



      ILLIQUID SECURITIES -- if a security is illiquid, the Fund might be unable to sell the security at a time when the Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary form the amount the Fund could realize upon disposition.



      DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce returns for the Fund.



      HIGH-YIELD DEBT SECURITIES -- high-yield debt securities are subject to greater risk than higher-quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factor difficult to predict, causing their value to be highly volatile. The secondary market for high-yield debt securities may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.


      OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.



      SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.



      PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


WHAT ARE THE TERMS OF THE INVESTMENT MANAGEMENT AGREEMENT?

      The Fund's Investment Management Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Fund. The Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to the investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement also permits the Adviser to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers. ING Investments, as the Adviser, oversees the investment management services of the Fund's Sub-Adviser.

      The Investment Management Agreement provides that the Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Investment Management Agreement. After an initial two-year term, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Directors who are neither parties to the Investment Management Agreement nor "interested persons" (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

      The Investment Management Agreement provides that the Adviser is paid an advisory fee at an annual rate of 0.85% of the Fund's average daily net assets.


      Entering into the Proposed Sub-Advisory Agreement will not result in a change in the overall management fees payable by the Fund. ING Investments, and not the Fund, will bear the expense of the services to be provided by J.P. Morgan.


WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

      The material terms of the Proposed Sub-Advisory Agreement are substantially similar to those of the Current Sub-Advisory Agreement, except that (1) the parties, the effective dates of the agreements and the initial terms of each agreement will differ; (2) the fees payable under the Proposed Sub-Advisory Agreement, by the Adviser (and not the Fund), as discussed below, will differ from those that were payable under the Current Sub-Advisory Agreement; and (3) the Proposed Sub-Advisory Agreement will include updated provisions with respect to confidentiality and the non-exclusivity of J.P. Morgan's services.

      Under the Proposed Sub-Advisory Agreement, as is the case under the Current Sub-Advisory Agreement, J.P. Morgan would be required to provide, subject to the supervision of the Board and ING Investments, a continuous investment program for the Fund and to determine the composition of the assets of the Fund, including determination of the purchase, retention or sale of the securities, cash and other investments for the Fund, in accordance with the Fund's investment objective, policies and restrictions and applicable laws and regulations. To the extent permitted by the investment policies of the Fund, J.P. Morgan will make investment decisions for the Fund. The Proposed Sub-Advisory Agreement also requires J.P. Morgan to use reasonable compliance methods to comply with any written policies and procedures adopted by the Fund's Board of Directors or by the Manager applicable to the Fund of which the Sub-Adviser has been sent a copy.

      The fees payable to J.P. Morgan, which will differ from those charged by IIMA, but will continue to be paid by ING Investments and not by the Fund, will not increase the overall management fee of the Fund. The sub-advisory fee under the Current Sub-Advisory Agreement is paid at the annual rate of 0.385% on the Fund's average daily net assets. The sub-advisory fee under the Proposed Sub-Advisory Agreement will increase to an annual rate computed as a percentage of the Fund's average daily net assets in accordance with the following schedule:

                        0.60% on first $75 million
                        0.50% on next $75 million
                        0.40% of next $350 million
                        0.35% on assets over $500 million


      For purposes of calculating fees under the Proposed Sub-Advisory Agreement, the assets of the Series shall be aggregated with the assets of ING JPMorgan Emerging Markets Equity Portfolio, a series of ING Investors Trust, which is not a party to the Agreement that is managed by an affiliate of ING Investments.


      The following table reflects the fees paid by ING Investments to the Current Sub-Adviser for services rendered with respect to the Fund for the period from January 1, 2004 to December 31, 2004, what the sub-advisory fee would have been for the same period under the Proposed Sub-Advisory Agreement, and the decrease/increase for this time period. Since ING Investments pays the sub-advisory fee out of its advisory fee, the changes will not alter the Fund's expenses paid by the shareholders or otherwise impact the Fund's expense ratio.



                                                        HYPOTHETICAL
                                     FEE PAID TO         FEE PAID TO
                                     CURRENT SUB-         PROPOSED        INCREASE/
FUND                                   ADVISER           SUB-ADVISER     (DECREASE)
----                                 ------------       ------------     ----------
ING VP Emerging Markets               $89,575            $ 139,598         55.8%
Fund,Inc.



                                      CURRENT % RETAINED        PROPOSED % RETAINED
                                       BY ADVISER UNDER          BY ADVISER UNDER
                                         CURRENT SUB-              PROPOSED SUB-
FUND                                  ADVISORY AGREEMENT        ADVISORY AGREEMENT
----                                  ------------------        ------------------
ING VP Emerging Markets                   0.465%                     0.25%
Fund,Inc.



      At current asset levels, the sub-advisory fee payable by ING Investments to J.P. Morgan would increase under the Proposed Sub-Advisory Agreement. Under the Proposed Sub-Advisory Agreement, the fee rate payable by ING Investments to J.P. Morgan would increase to 6.60% effective April 29, 2005. As of February 28, 2005, the net assets of the Fund were$26,146,506.


      As noted above, the expected change in the sub-advisory fees payable under the Proposed Sub-Advisory Agreement will not affect the fees payable by the Fund to ING Investments because ING Investments, and not the Fund, would bear the expense of sub-advisory services provided by J.P. Morgan.

      The Adviser has entered into a written expense limitation agreement with the Fund, pursuant to which the Adviser has agreed to waive or limit its fees through at least May 1, 2006. In connection with this agreement and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of the Fund, which excludes interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser or Sub-Adviser do not exceed 2.50%, computed as a percentage of the Fund's average daily net assets. The Fund will at a later date reimburse the Adviser for management fees waived and other expenses assumed by the Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.


      The expense limitations discussed above are contractual and, after the initial term, shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the agreement to the Fund's Chairman within ninety (90) days' of the end of the then-current term for the Fund or upon termination of the Investment Management Agreement. The Expense Limitation Agreement may also be terminated by the Fund, without payment of any penalty, upon written notice to the Adviser at its principal place of business within ninety (90) days' of the end of the then-current term for the Fund. The expense limitation agreement will remain in place whether or not the Proposed Sub-Advisory Agreement is approved by shareholders.



      In addition to these expense limitations, effective January 1, 2005, pursuant to a second, side agreement, ING Investments lowered the expense limit for the Fund to 1.75% through at least December 31, 2005. There is no guarantee that this side agreement will continue after that date. This agreement will only renew if ING Investments elects to renew it. If, after December 31, 2005, the Adviser elects not to renew the side agreement, the expense limit will revert to the limitation under the first expense limitation agreement discussed above (that is, 2.50%), provided the original expense limitation is still in place. Any fees or expenses waiver or reimbursed in accordance with the side agreement will not be eligible for recoupment.


      The Proposed Sub-Advisory Agreement provides that J.P. Morgan shall not be liable for, or subject to, any damages, expenses, or losses in connection with any act or omission connected with or arising out of any services rendered under such agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the Proposed Sub-Advisory Agreement.

      Further, the Proposed Sub-Advisory Agreement provides, in part, that under certain circumstances, the Adviser will indemnify and hold harmless the Sub-

Adviser against any and all losses (including legal and other expenses) arising out of the Sub-Adviser's responsibilities to the Fund provided that the Adviser will not indemnify the Sub-Adviser against any losses arising out of (1) the Adviser's negligence, willful misfeasance, bad faith or reckless disregard, in the performance of its duties (which could include a negligent action or a negligent omission to act), or (2) certain untrue statements or alleged untrue statements or the omission or alleged omission of a material fact contained in the registration statement or prospectus of the Fund.


      Further, the Proposed Sub-Advisory Agreement provides, in part, that under certain circumstances, the Sub-Adviser will indemnify and hold harmless the Adviser against any and all losses (including legal and other expenses) arising out of the Adviser's responsibilities to the Fund which may be based upon (1) the Adviser's negligence, willful misfeasance, bad faith or reckless disregard, in the performance of its duties (which could include a negligent action or a negligent omission to act), or (2) certain untrue statements or alleged untrue statements or the omission or alleged omission of a material fact contained in the registration statement or prospectus of the Fund.

      The Proposed Sub-Advisory Agreement may be terminated by: (1) the Adviser upon sixty (60) days' written notice to the Trust and J.P. Morgan; (2) at any time, without payment of a penalty by the Fund, by the Board or a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Adviser and J.P. Morgan; or (3) by J.P. Morgan, upon three (3) months' written notice, unless the Trust or the Adviser requests additional time to find a replacement for J.P. Morgan, in which case J.P. Morgan shall allow the additional time requested by the Trust or Adviser, not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that J.P. Morgan can terminate the contract at any time, effective upon written notice to the Adviser and Fund if J.P. Morgan or the Adviser is legally incapable of providing services under the contract or ceases to be a registered investment adviser or J.P. Morgan did not receive compensation for performance of its services. The Proposed Sub-Advisory Agreement will terminate automatically in the event of an "assignment," as defined in the 1940 Act.

      The Proposed Sub-Advisory Agreement was approved with respect to the Fund by the Directors of the Fund, including a majority of the Directors who are not parties to the Proposed Sub-Advisory Agreement nor are "interested persons" (as such term is defined under the 1940 Act) of the Fund or any party to the Proposed Sub-Advisory Agreement (the "Independent Directors"), on January 6, 2005.

WHAT IS THE REQUIRED VOTE?

      Shareholders of the Fund must approve the Proposed Sub-Advisory Agreement for it to become effective. Approval of the Proposed Sub-Advisory

Agreement by the Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL ONE?

      If shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement, the Fund will continue to be managed under the current Investment Management Agreement and the Fund could continue to use the Current Sub-Adviser. If this happens, the Board will determine what action, if any, should be taken.

WHAT ARE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?

      At a meeting of the Board held on January 6, 2005, the Board of Directors, including a majority of the independent directors, determined to appoint J.P. Morgan as Sub-Adviser to the Fund. The Board's decision to appoint the Proposed Sub-Adviser was prompted by the Board's view that the Current Sub-Adviser's performance over various time periods was below the benchmarks and averages of its peer group. The Board also considered the Adviser's recommendation to appoint J.P. Morgan as the new sub-adviser.


      In reaching its decision to engage J.P. Morgan as the Fund's Sub-Adviser, the Board, including a majority of the Independent Directors, considered the investment performance of the Fund under its former sub-adviser for the latest one-, three-, and five-year periods. The Board also considered the composite performance of other investment accounts managed by J.P. Morgan in the same or a similar manner as the Fund would be managed. The Board evaluated and discussed other factors, including, but not limited to: (1) the process employed by the proposed Sub-Adviser in managing emerging markets equities, the consistency of that process over time, and measures the Sub-Adviser would use to address the risks of emerging markets equities; (2) the Investment Adviser's view of the reputation of J.P. Morgan; (3) the nature and quality of the services to be provided by J.P. Morgan, including its experience and skill in managing emerging markets accounts and J.P. Morgan's consistently superior track record managing similar emerging markets investments relative to their peers and benchmarks; (4) the benefits of expanding on the Investment Adviser's existing relationship with J.P. Morgan; (5) J.P. Morgan's investment capacity (i.e., ability to provide an adequate level of sub-advisory services in the emerging markets asset class);
(6) the fairness of the compensation under the proposed Sub-Advisory Agreement in light of the services to be provided; (7) J.P. Morgan's track record in managing the risks and volatility inherent in emerging markets funds; (8) the qualifications of J.P. Morgan's personnel, portfolio management capabilities and investment methodologies; (9)

J.P. Morgan's operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures;
(10) J.P. Morgan's financial condition; (11) the costs for the services to be provided by J.P. Morgan and the fact that these costs will be paid by the Investment Adviser and not directly by the Fund; (12) the consistency in investment style and portfolio turnover rates experienced over time by other emerging markets equity portfolios managed by J.P. Morgan; (13) the appropriateness of the selection of J.P. Morgan and the employment of the proposed investment strategy in light of the Fund's proposed investment objective and its current and prospective investor base; and (14) J.P. Morgan's Code of Ethics and related procedures for complying with the Code. The Board also considered the advisory fee to be retained by ING Investments for its oversight and monitoring services that will be provided to the Fund; and (15) the Board also considered economies of scale issues including breakpoints in the Sub-Advisory fee in considering the Adviser's profitability.



      Prior to approving the Proposed Sub-Advisory Agreement, the Independent Directors met in executive session with their independent counsel to discuss and consider the Proposed Sub-Advisory Agreement, as well as J.P. Morgan. As a part of this process, a Committee of the Board called the Investment Review Committee for international funds reviewed materials provided by J.P. Morgan and by ING Investments regarding J.P. Morgan and its personnel, operations, financial condition, philosophy of management, performance, expectations and methods of operations as they would relate to the Fund and met with representatives of J.P. Morgan. The Investment Review Committee recommended to the Board that it approve the appointment of J.P. Morgan as sub-adviser to the Fund. In addition, the Independent Directors reviewed and discussed the terms and provisions of the Proposed Sub-Advisory Agreement.


      During the course of its deliberations, the Board reached the following conclusions regarding J.P. Morgan and the proposed Sub-Advisory Agreement, among others: (1) J.P. Morgan is qualified to manage the Fund's assets in accordance with its investment objective and the investment strategies; (2) the proposed investment objective and strategies are appropriate for pursuing capital appreciation through investment in emerging markets securities and is consistent with the interests of current and prospective investors in the Fund; (3) J.P. Morgan is expected to execute the proposed investment strategies consistently over time; (4) based upon the Board's review of the financial statements of J.P. Morgan, it has sufficient financial resources available to it to fulfill its commitments to the Fund under the proposed Sub-Advisory Agreement; (5) J.P. Morgan appears to have adequate capacity in the emerging markets assets class to be able to invest future inflows into the Fund; (6) based on the experience and background of J.P. Morgan's portfolio management team that would manage the Fund, J.P. Morgan has sufficient personnel resources to manage the Fund; (7) the low portfolio turnover rates of J.P. Morgan's similarly managed accounts indicate that it should be able to manage the Fund's portfolio turnover under normal conditions; and (8) in view of the complexity and quality of the investment management services to be provided by J.P. Morgan to the Fund, the compensation to be paid by the

Investment Adviser under the proposed Sub-Advisory Agreement is fair and reasonable in relation to the services to be provided by J.P. Morgan.


      The Board also considered the appropriateness of adopting a New Investment Strategy that would focus less on a pure value style, and focuses on the expertise of country specialists, J.P. Morgan's proprietary stock rating system, and its approach to stock and country weightings vis-a-vis the Fund's index. In approving these measures, the Board considered the strong track record of J.P. Morgan in the emerging markets investment style. In addition, the Board considered the returns of J.P. Morgan's proprietary fund managed in a similar, emerging markets style compared to the relative benchmark and peer group and the attractiveness of such returns for shareholders of the Fund.


WHAT IS THE RECOMMENDATION OF THE BOARD?

      Based on its review and after considering ING Investments' recommendation, the Board concluded that engaging J.P. Morgan as Sub-Adviser would be in the best interests of the Fund and its shareholders. The Board then approved the Proposed Sub-Advisory Agreement and directed that the Proposed Sub-Advisory Agreement be submitted to shareholders for approval. The Board is recommending that shareholders of the Fund vote "FOR" Proposal One to approve the Proposed Sub-Advisory Agreement.

                                  PROPOSAL TWO

                  APPROVAL OF A CHANGE IN INVESTMENT OBJECTIVE

WHAT IS PROPOSAL TWO?

      At a meeting on January 6, 2005, the Board authorized a change in the Fund's fundamental investment objective. The Fund's investment objective is a fundamental policy and, therefore, any change in the objective requires shareholder approval. Non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board. The change is being proposed because the Board approved J.P. Morgan as the Fund's new sub-adviser, and, in view of the manner in which J.P. Morgan manages emerging markets portfolios, J.P. Morgan has requested the change. For more information with respect to the Proposed Sub-Adviser and the New Investment Strategy, please refer to Proposal One.

HOW WILL THE PROPOSAL CHANGE THE INVESTMENT OBJECTIVE OF THE FUND?


      The Fund's current investment objective is "long-term growth of capital" ("Current Investment Objective"). It is proposed that the Fund's investment objective be changed to "capital appreciation" ("Proposed Investment Objective"). The purpose of the change in the investment objective, which was requested by the Fund's Proposed Sub-Adviser (see Proposal One), is to better emphasize that the Fund should be managed to seek capital appreciation, and not necessarily capital appreciation over only the long term. While it is not anticipated that there would be any future modifications to the investment objective, in order to give the Fund's Board of Directors flexibility to make changes in the interests of shareholders without the cost of proxy solicitation, the Proposed Investment Objective would be non-fundamental, so that any future change could be made by the Board of Directors and would not require a shareholder vote. Any change to the Proposed Investment Objective would be disclosed to applicable shareholders in the next annual report following the change.


WHAT IS THE REQUIRED VOTE?

      Approval of Proposal Two by the Fund's shareholders requires an affirmative vote of the lesser of (1) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.


WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL TWO?


      If shareholders of the Fund do not approve Proposal Two, the Fund will continue to be managed under the Current Investment Objective, and the Board will determine what action, if any, should be taken.

WHAT IS THE RECOMMENDATION OF THE BOARD?

      Based upon its review, the Board has determined that Proposal Two is in the best interests of the Fund and its shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at the meeting, unanimously approved Proposal Two. The Board is recommending that shareholders of the Fund vote "FOR" Proposal Two to approve the change the Fund's investment objective.

                                 PROPOSAL THREE

                       APPROVAL OF A "MANAGER-OF-MANAGERS"
             ARRANGEMENT FOR THE FUND TO PERMIT ING INVESTMENTS TO
               ENTER INTO, OR MATERIALLY AMEND, THE SUB-ADVISORY
                AGREEMENT WITHOUT OBTAINING SHAREHOLDER APPROVAL


WHAT IS PROPOSAL THREE?


      Investment management services are currently being provided to the Fund by ING Investments pursuant to an Investment Management Agreement dated September 1, 2000 between ING Investments and the Fund. Subject to the supervision and approval of the Board and approval of the shareholders of the Fund, ING Investments is responsible for managing the assets of the Fund and is permitted, under the terms of the Investment Management Agreement, to engage sub-advisers to provide portfolio management services to the Fund. If ING Investments delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

      Under the Investment Management Agreement, ING Investments monitors the investment program of the sub-adviser to the Fund, reviews all data and financial reports prepared by the sub-adviser, establishes and maintains communications with the sub-adviser, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, third-party contracts and regulatory compliance reports. In its capacity as investment adviser to the Fund, ING Investments also oversees and monitors the performance of the Fund's sub-adviser and is responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing the Fund.

      The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of the Fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval by the Fund's shareholders under the 1940 Act. The SEC has issued an exemptive order (the "Order") permitting ING Investments to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement, subject to approval by the Board (including a majority of Independent Directors) but without obtaining shareholder approval. A fund operating in this manner is commonly referred to as a "Manager-of-Managers" fund. ING Investments and the Fund can operate the Fund as a Manager-of-Managers fund in reliance upon the exemptive order only if, among other things, the Fund's shareholders have approved the Manager-of-Managers arrangement.

      Shareholders of the Fund are therefore being asked to approve operation of the Fund as a Manager-of-Managers fund. If Proposal Three is approved, ING Investments, as investment adviser to the Fund, will be permitted to enter into sub-advisory agreements with respect to the Fund, or to materially modify certain sub-advisory agreements with prior approval by the Board, but without such sub-advisory agreements being approved by the shareholders of the Fund. The Manager-of-Managers arrangement has previously been implemented by other funds in the ING Family of Funds.

WHAT IS THE PROPOSED MANAGER-OF-MANAGERS ARRANGEMENT?

      On May 24, 2002, the SEC issued the Order permitting ING Investments, with the approval of the Board, to enter into or materially modify sub-advisory agreements without requiring shareholder approval. The Fund and ING Investments anticipate that this relief would benefit shareholders to the extent that it will give the Fund and ING Investments additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. The Fund will continue to obtain shareholder approval of a sub-advisory agreement with a portfolio manager considered to be an "affiliated person," as defined in the 1940 Act, of the Fund or ING Investments, other than by reason of serving as a sub-adviser to the Fund ("Affiliated Sub-Adviser"). In addition, the Board and ING Investments would not be able to materially amend the Investment Management Agreement without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

      The Order also permits the Fund to disclose in its registration statement the aggregate compensation paid to sub-advisers, without disclosing separately the precise amount of fees paid to each sub-adviser. Many sub-advisers charge for advisory services according to a predetermined fee schedule. While sub-advisers may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisers, rather than to each sub-adviser, would encourage sub-advisers to negotiate lower portfolio management fees with ING Investments. Despite this relief, the ING Funds have nonetheless followed a practice of disclosing the fee paid to sub-advisers.

      In October of 2003, the SEC proposed a new rule with respect to certain sub-advisory contracts that would grant relief similar to the relief provided by the Order. If the proposed rule is adopted, the Fund and ING Investments anticipate relying on the new rule. Moreover, the Fund and ING Investments may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate or rely on any further SEC rule, which would permit ING Investments to enter into new or to materially modify sub-advisory agreements with Affiliated Sub-Advisers without obtaining shareholder approval. In addition to seeking approval of the Manager-of-

Managers arrangement granted under the Order, we are seeking shareholder approval to also apply the Manager-of-Managers arrangement to Affiliated Sub-Advisers, subject to necessary regulatory relief. The Fund has not applied for such relief and there is no guarantee such relief would be granted if applied for.

      The Manager-of-Managers arrangement will enable the Fund to operate with greater efficiency by allowing ING Investments to employ sub-advisers best suited to the needs of the Fund, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements.

WHAT ARE THE CONDITIONS OF THE EXEMPTIVE RELIEF GRANTED PURSUANT TO THE ORDER?

      Under the terms of the Order, the Fund and ING Investments are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, shareholder approval is required before ING Investments and the Fund may implement the arrangement described above permitting ING Investments to enter into or materially amend sub-advisory agreements. In addition, the Fund must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser, unless under subsequent regulations the Adviser would be permitted to enter into or amend sub-advisory relationships with Affiliated Sub-Advisers without obtaining shareholder approval. Further, under the conditions of the Order, within 90 days of a change to a sub-advisory arrangement the Fund's shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement, except as modified to permit aggregate fee disclosure about the sub-advisory fee. In addition, in order to rely on the Manager-of-Managers relief, a majority of the Board must consist of Independent Directors and the nomination of new or additional Independent Directors must be at the discretion of the then existing Independent Directors. The Order also requires ING Investments to provide the Board, no less frequently than quarterly, information about ING Investments' profitability on a per fund basis, which reflects the impact on ING Investments' profitability of the hiring or terminating of any sub-adviser during the applicable quarter.

WHAT IS THE REQUIRED VOTE?

      Approval of Proposal Three by the Fund's shareholders requires an affirmative vote of the lesser of (1) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL THREE?

      If shareholders of the Fund do not approve the Manager-of-Managers arrangement, it will not be implemented and the Fund will continue to be required to obtain shareholder approval of any changes in the sub-adviser of the Fund or any material changes to sub-advisory agreements.

WHAT ARE THE FACTORS CONSIDERED BY THE BOARD?

      In determining whether or not it was appropriate to approve the proposed Manager-of-Managers arrangement and to recommend approval of such arrangement to shareholders, the Board, including the Independent Directors, considered certain information and representations provided by ING Investments. Further, the Independent Directors were advised by independent legal counsel with respect to these matters. At the January 6, 2005 meeting, the Board voted to submit Proposal Three to shareholders of the Fund.

      After carefully considering the Fund's contractual arrangement under which ING Investments has been engaged as an investment adviser, and ING Investments' experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by ING Investments. The Board also believes that this approach would be consistent with shareholders' expectations that ING Investments will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

      The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Directors, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Directors, are required to review annually and consider for renewal the agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, ING Investments and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

      The Board also considered that shareholder approval of Proposal Three will not result in an increase or decrease in the total amount of investment advisory fees paid by the Fund to ING Investments. When engaging sub-advisers and entering into sub-advisory agreements, ING Investments has negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by ING Investments and not by the Fund. Therefore, any fee reduction or increase negotiated by ING Investments may be either beneficial or detrimental to ING Investments. The fees paid by the Fund to ING Investments and the fees paid by ING Investments to the sub-adviser are considered by the Board in approving and renewing the investment management and sub-advisory agreements. Any increase in the investment management fee paid to ING Investments by the Fund would continue to require shareholder approval. If shareholders approve Proposal Three, ING Investments, pursuant to the Investment Management Agreement and other agreements, will continue to provide the same level of management and administrative services to the Fund as it is currently providing.

      The Board concluded that it is appropriate and in the best interests of the Fund's shareholders to provide ING Investments and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Fund to operate more efficiently. Currently, to appoint a sub-adviser to a Fund or to materially amend a sub-advisory agreement, the Trust must call and hold a shareholder meeting of the Fund, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. In addition, if a sub-adviser to the Fund is acquired or there is a change of control of the sub-adviser that results in the "assignment" of the sub-advisory agreement with ING Investments, the Trust currently must seek approval of a new sub-advisory agreement from shareholders of the Fund, even when there will be no change in the persons managing the Fund. This process is time-consuming and costly, and some of the costs may be borne by the Fund. Without the delay inherent in holding a shareholder meeting, ING Investments and the Fund would be able to act more quickly to appoint a sub-adviser with less expense when the Board and ING Investments believe that the appointment would benefit the Fund.

WHAT IS THE RECOMMENDATION OF THE BOARD?

      Based on its review and considerations described above, the Board has determined that approving the Manager-of-Managers arrangement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Directors present at the January 6, 2005 meeting, unanimously approved the new Manager-of-Managers arrangement and voted to recommend its approval to shareholders of the Fund.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?


      The Board has named Huey P. Falgout, Jr., Secretary and Michael J. Roland, Executive Vice President and Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. Please complete and execute your Voting Instruction Card. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Voting Instruction Card but did not vote on the Proposals, your proxies will vote on the Proposals as recommended by the Board, except as described under "What are the voting rights and the quorum requirements?"


WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

      If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

      If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?


      January 20, 2005 has been chosen as the Record Date. Each share of each class of the Fund on the Record Date is entitled to one vote. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Fund at the Special Meeting and any adjournment(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of shareholders owning 33-1/3% of the Fund's outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.


      Insurance Company will vote shares of the Fund held by its Separate Accounts in accordance with instructions received from the Variable Contract Owners. If a Variable Contact Owner executes and returns a Voting Instruction Card but fails to indicate how the vote should be cast, the proxy will be voted in favor of the Proposals. An Insurance Company will also vote shares of the Fund held in SEC-registered separate accounts for which no voting instructions have been received in the same proportion as it votes shares held in Separate Accounts for which it has received instructions. With respect to Fund shares held by the Insurance Company in unregistered separate accounts, the Insurance Company generally will only vote those separate account shares for which it receives instructions. Shares held by an Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's Separate Accounts.

      In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

      If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

      A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Voting Instruction Card will vote as directed by the shareholder under the Voting Instruction Card. In the absence of voting directions under any proxy that is signed and returned, they intend to vote "FOR" each Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE FUND?



      ING Funds Services, LLC ("ING Funds Services"), an affiliate of the Adviser, serves as the administrator to the Fund. With respect to the Fund, ING Funds Services was paid $23,266 for the fiscal year ended December 31, 2004. ING Funds Distributor, LLC ("ING Funds Distributor"), an indirect, wholly owned subsidiary of ING Groep, N.V. serves as the principal underwriter to the Fund. With respect to the Fund, ING Funds Distributor was paid $ - for the fiscal year ended December 31, 2004. ING Funds Services and ING Funds Distributor have their principal offices located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. The Fund anticipates that such services will continue to be provided following the approval of the Proposed Sub-Advisory Agreement.



      During the fiscal year ended December 31, 2004, the Fund paid affiliated persons of the Fund brokerage commissions as follows:



AFFILIATED BROKER   AFFILIATED PRINCIPAL   TOTAL FUND PRINCIPAL   % OF PRINCIPAL
-----------------   --------------------   --------------------   --------------
ING Baring LLC          $  226,871            $   49,042,617           0.46%



AFFILIATED     FUND TOTAL        % OF
COMMISSION     COMMISSION     COMMISSION
----------     ----------     ----------
$      455     $  113,088        0.40%


WHO PAYS FOR THIS PROXY SOLICITATION?

      The Fund will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. ING Investments and/or an affiliate will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

      The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

      IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU ALSO MAY VOTE VIA TELEPHONE OR VIA THE INTERNET. PLEASE FOLLOW THE VOTING INSTRUCTIONS AS OUTLINED ON YOUR VOTING INSTRUCTION CARD.


                                                     /s/ Huey P. Falgout, Jr.
                                                     ------------------------
                                                     Huey P. Falgout, Jr.
                                                     Secretary



March 16, 2005
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                   APPENDIX A


                         FORM OF SUB-ADVISORY AGREEMENT

                       ING VP EMERGING MARKETS FUND, INC.


      AGREEMENT made this 29th day of April 2005 between ING Investments, LLC, an Arizona limited liability company (the "Manager"), and J.P. Morgan Investment Management Inc., a corporation organized under the laws of the State of Delaware (the "Sub-Adviser").



      WHEREAS, ING VP Emerging Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and



      WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and



      WHEREAS, the Fund may offer shares of additional series in the future; and



      WHEREAS, pursuant to a Management Agreement, dated September 1, 2000, as amended (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund's series; and



      WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.



      NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:



      1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on SCHEDULE A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.



      In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

      2. Sub-Adviser Duties. Subject to the supervision of the Fund's Board of Directors and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:



      (a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any written policies and procedures adopted by the Fund's Board of Directors or by the Manager applicable to the Fund of which the Sub-Adviser has been sent a copy (the "Fund Procedures"), and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:



            (i) The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.



            (ii) The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. If the Sub-Adviser receives any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested, the Sub-Adviser will immediately forward any such proxy materials to the Manager or to any agent of the Manager designated by the Manager in writing.

            The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.



            (iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.



            (iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Directors, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.



            (v) The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series' semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.



            (vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.



      (b) The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month's end.



            (i) A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

            (ii) Composition of the assets of each Series' portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and



            (iii) Confirmation of each Series' current investment objective and Sub-Adviser's projected plan to realize the Series' investment objectives.



      (c) The Sub-Adviser will contact Morningstar to clarify any style box conflicts with each Series' style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.



      (d) The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.



      (e) The Sub-Adviser will provide reports to the Fund's Board of Directors for consideration at meetings of the Board of Directors on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board of Directors with respect to each Series such periodic and special reports as the Directors and the Manager may reasonably request.


      (f) The requirements under Section 2(b) and 2(c) may be modified from time to time by writt en agreement between the Manager and the Sub-Adviser.


      3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, select broker-dealers to effect securities transactions and negotiate brokerage commission rates to effect securities transactions. The Sub-Adviser's primary consideration in choosing a broker to effect a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities.

Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Directors or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser may, in consultation with the Manager and consistent with best execution, direct portfolio transactions to broker-dealers that participate in commission recapture programs that benefit the Fund, but not the Manager or the Sub-Adviser. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board of Directors indicating the broker-dealers to which such allocations have been made and the basis therefor.


      4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser's Form ADV, Part II at the time the Form ADV is filed with the SEC.



      5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the

Fund shall be responsible for all the expenses of the Fund's operations. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.


      6. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in SCHEDULE A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser's fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.



      7. Marketing Materials.



      (a) During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint(R) or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the "Marketing Materials") produced by or for the Sub-Adviser for distribution to the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.



      (b) During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.



      8. Compliance.



      (a) The Sub-Adviser agrees to use reasonable compliance methods in accordance with the Fund Procedures.



      (b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to meet the income and asset diversification requirements of Section 851 of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is relevant to the Fund that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.



      (c) The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.



      9. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.



      10. Cooperation; Confidentiality.



      (a) Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.


      (b) Subject to paragraphs (a), (c) and (d) of this Section 10, the Sub-Adviser will treat confidentially and as proprietary information of the Fund all such records and other information related to the Fund maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser.


      (c) To the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Series (including, but not limited to, the identity of the Series and market value of the Series), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Series in accordance with the terms of this Agreement.

      (d) The Fund and the Manager acknowledge that any information or recommendation supplied by, or produced by, the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded by the Fund and the Manager as confidential and for use only by the Manager and the Fund. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Manager and Sub-Adviser, the Manager and Fund will not disclose, in any manner whatsoever except as expressly authorized in this Agreement, any list of securities held by the Series until such list of securities is filed with the Securities and Exchange Commission, mailed out to shareholders or posted on the Fund's Web site, which filing, mailing or posting shall not be made sooner than 30 days after calendar quarter end, except that the Series' top 10 holdings may be disclosed 16 days after month end. In addition, at the of each calendar quarter, the Manager may disclose, earlier than 30 days after calendar quarter end, a list of the securities purchased or sold by the Series during the calendar quarter to certain third party data or service providers who have entered into a confidentiality agreement with the Manager.


      11. Non-Exclusivity.



      (a) Manager understands, and has advised the Fund's Board of Directors, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts, including other investment companies and accounts following the same investment strategy as the Fund. Manager has no objection to Sub-Adviser acting in such capacities, provided that whenever the Series and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each, provided that such allocation is not inconsistent with the policies and procedures of the Fund governing trade allocation set forth in the Registration Statement as of the date of this Agreement or any such procedures adopted subsequently and accepted by Sub-Adviser (which acceptance will not be unreasonably withheld).


      (b) Sub-Adviser may group orders for a Series with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account, provided that such aggregation is not inconsistent with the policies and procedures of the Fund governing aggregated trades set forth in the Registration Statement as of the date of this Agreement or any such procedures adopted subsequently and accepted by Sub-Adviser (which acceptance will not be unreasonably withheld). Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Series. Manager recognizes, and has advised Fund's Board of Directors, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Series may obtain in a particular security.



      (c) Manager understands, and has advised the Fund's Board of Directors, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.



      12. Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.



      13. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.



      14. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser; provided, however, that Sub-Adviser may refuse to follow any direction from the Fund that Sub-Adviser deems inconsistent with applicable law, recognized industry practice or its internal policies.


      15. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser
(a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.



      Sub-Adviser does not guarantee the future performance of the Series or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser's overall management of the Series. The Fund and Manager understand that investment decisions made for the Series by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Sub-Adviser will manage only the assets of the Series allocated to its management by the Manager and in making investment decisions for the Series.



      16. Indemnification.



      (a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, (1) arising from or in connection with this Agreement or the performance by the Sub-Adviser of its duties under this Agreement, provided, however, the Sub-Adviser Indemnified Persons shall not be indemnified against losses, claims, damages, liabilities or litigation (including legal and other expenses) arising out Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.


      (b) Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.



      (c) None of the Fund, the Manager or the Sub-Adviser shall be liable for any special, consequential or incidental damages.



      (d) The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified

Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.


      (d) The Sub-Adviser shall not be liable under Paragraph (b) of this
Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-

Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.


      17. Duration and Termination.



      (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect until NOVEMBER 30, 2006 and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (ii) the vote of a majority of those Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.



      Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund's Board of Directors or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Sub-Adviser, or
(iii) by the Sub-Adviser upon three (3) months' written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.


      In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.



      (b) Notices. Any notice must be in writing and shall be sufficiently given
(1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.



                  If to the Fund:



                  ING VP Emerging Markets Fund, Inc.
                  7337 East Doubletree Ranch Road
                  Scottsdale, AZ 85258
                  Attention:  Huey P. Falgout, Jr.



                  If to the Sub-Adviser:



                  J.P. Morgan Investment Management Inc.
                  522 Fifth Avenue
                  New York, NY  10024
                  Attention:  Funds-Legal

      18. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.



      19. Miscellaneous.



      (a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.



      (b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.



      (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.



      (d) To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.



      (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.



      (f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.



      (g) This Agreement may be executed in counterparts.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.



                                ING INVESTMENTS, LLC


                                By: ____________________________________________
                                    Michael J. Roland
                                    Executive Vice President

                                J.P. Morgan Investment Management Inc.

                                By: ____________________________________________
                                    ____________________________________________
                                    Title

                                   SCHEDULE A

                                     TO THE

                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                              ING INVESTMENTS, LLC

                                       AND

                     J.P. MORGAN INVESTMENT MANAGEMENT INC.


                                                 ANNUAL SUB-ADVISORY FEE
          SERIES                      (as a percentage of average daily net assets)
          ------                      ---------------------------------------------
ING VP Emerging Markets Fund, Inc.    0.60% on first $75 million
                                      0.50% on next $75 million
                                      0.40% of next $350 million
                                      0.35% on assets over $500 million(1)


------------------
(1) For purposes of calculating fees under this Agreement, the assets of the Series shall be aggregated with the assets of ING JPMorgan Emerging Markets Equity Portfolio, a series of ING Investors Trust, which is not a party to this Agreement.

                                   APPENDIX B

              PRINCIPAL EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258


                                 NAME AND TITLE


                      James M. Hennessy - President and CEO
        Stanley D. Vyner - Executive VP and CIO - International Equities Michael J. Roland - Executive VP, CFO, Treasurer and Chief Compliance Officer
                    Lydia L. Homer - Senior VP and Controller
                        Huey P. Falgout, Jr. - Secretary
            Kimberly A. Anderson - Senior VP and Assistant Secretary
               Robert S. Naka - Senior VP and Assistant Secretary
               William H. Rivoir, III - VP and Assistant Secretary
  Jeffrey A. Bakalar - Senior VP and Co-Senior Portfolio Manager - Senior Loans
                            Curtis F. Lee - Senior VP
   Daniel A. Norman - Senior VP and Co-Senior Portfolio Manager - Senior Loans
                           Elliot A. Rosen - Senior VP
                       Victor P. Torchia, Jr. - Senior VP
                          Robert L. Wilson - Senior VP

       PRINCIPAL EXECUTIVE OFFICERS OF ING VP EMERGING MARKETS FUND, INC.
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258


                                 NAME AND TITLE


         James M. Hennessy - President, CEO and Chief Operating Officer
                   Joseph O'Donnell - Chief Compliance Officer
          Michael J. Roland - Executive VP, Assistant Secretary and PFO
                         Stanley D. Vyner - Executive VP
                        Kimberly A. Anderson - Senior VP
               Robert S. Naka - Senior VP and Assistant Secretary
                           Huey P. Falgout - Secretary
                     Theresa K. Kelety - Assistant Secretary
                     Robin R. Nesbitt - Assistant Secretary
                        Robyn Ichilov - VP and Treasurer

                         PRINCIPAL EXECUTIVE OFFICERS OF
                     J.P. MORGAN INVESTMENT MANAGEMENT INC.
                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036

                                 NAME AND TITLE

                   Evelyn E. Guernsey - President and Director
                  James A. Alexander - Chief Financial Officer
                           George C. Gatch - Director
                          Lawrence M. Unrein - Director
                           James C. Berry - Secretary
                          Peter J. Swiatek - Controller


             PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258



                                 NAME AND TITLE


                      James M. Hennessy - President and CEO
               Michael J. Roland - Executive VP, CFO and Treasurer
              Lauren D. Bensinger - VP and Chief Compliance Officer
                    Lydia L. Homer - Senior VP and Controller
                     Huey P. Falgout, Jr. - VP and Secretary
            Kimberly A. Anderson - Senior VP and Assistant Secretary
               Robert S. Naka - Senior VP and Assistant Secretary

           PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS DISTRIBUTOR, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258


                                 NAME AND TITLE


                     Robert J. Boulware - President and CEO
       James M. Hennessy - Senior Executive VP and Chief Operating Officer
               Michael J. Roland - Executive VP, CFO and Treasurer
              Lauren D. Bensinger - VP and Chief Compliance Officer
                    Lydia L. Homer - Senior VP and Controller
                        Huey P. Falgout, Jr. - Secretary
            Kimberly A. Anderson - Senior VP and Assistant Secretary
               Robert S. Naka - Senior VP and Assistant Secretary
                            Mark Blinder - Senior VP
                          Andrew Bockstein - Senior VP
                           Bayard Closser - Senior VP
                             John Lundy - Senior VP
                           Joseph M. Lydon - Senior VP
                         Michael D. Perkins - Senior VP
                           Douglas Powell - Senior VP
                             John Towle - Senior VP
                              John West - Senior VP

                                   APPENDIX C



              ADVISORY FEE RATES WITH FUNDS WITH SIMILAR INVESTMENT
                       OBJECTIVES ADVISED OR SUB-ADVISED
                   BY J.P. MORGAN INVESTMENT MANAGEMENT, INC.



      The following table sets forth the name of each other investment company, with investment objectives similar to the Portfolio, for which J.P. Morgan acts or as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2004.(1)



                                              ANNUAL
              FUND                         COMPENSATION  NET ASSETS
              ----                         ------------  ----------
JP Morgan Emerging Markets Fund                1.00%     $55,701,558


--------------------------


(1) It is anticipated that J.P. Morgan will begin serving as Sub-Adviser to of ING JPMorgan Emerging Markets Equity Portfolio, a series of ING Investors Trust, effective May 1, 2005. The sub-advisory fee schedule applicable to that Portfolio would be the same as that applicable to the Fund, and the Portfolio's and the Fund's assets would be aggregated for purposes of computing breakpoint discounts.

    [ING FUNDS LOGO]
    7337 East Doubletree Ranch Road
    Scottsdale, Arizona 85258-2034

                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON APRIL 19, 2005
                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ING VP EMERGING MARKETS FUND, INC.

The undersigned hereby appoints Huey P. Falgout Jr. and Michael J. Roland, and each of them, or one or more substitutes designated by them (Proxies) and hereby authorize(s) and instruct(s) each of them, to vote the shares held by him or her at the Special Meeting of shareholders ("Special Meeting") of ING VP Emerging Markets Fund, Inc. (the "Fund"), a series of ING VP Emerging Markets Fund, Inc., to be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on April 19, 2005, at 10:00 a.m., Local time and at any adjournment(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

                                     Please vote, date and sign this Proxy Card
                                        and return in the enclosed envelope.

                                         Date __________________, 2005

                                 _______________________________________________
                                 Signature(s)(if held jointly) (SIGN IN THE BOX)

                                 This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

                                                                 FOR  AGAINST  ABSTAIN
1.  To approve a new sub-advisory agreement for the Fund         [ ]    [ ]      [ ]
    between ING Investments, LLC, the Fund's investment
    adviser, and J.P. Morgan Investment Management, Inc. with
    no change in the Adviser or the overall management fee paid by the Fund;

2.  To approve a change in the Fund's fundamental investment     [ ]    [ ]      [ ]
    objective of "long term growth of capital" to a
    non-fundamental investment objective of "capital
    appreciation;"

3.  To approve a "Manager-of-Managers" arrangement for the Fund  [ ]    [ ]      [ ]
    to permit ING Investments, LLC in its capacity as the Fund's investment adviser, subject to approval by the Board of
    Directors of the Fund, to enter into and materially amend
    agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders; and

4.  To transact such other business, not currently               [ ]    [ ]      [ ]
    contemplated, that may properly come before the Special
    Meeting or any adjournment(s) or postponement(s)
    thereof in the discretion of the proxies or their
    substitutes.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.